Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO SENIOR SECURED TERM LOAN FACILITY AGREEMENT
and
AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO SENIOR SECURED TERM LOAN FACILITY AGREEMENT AND AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT, dated as of September 23, 2013 (this “Amendment”), is made with reference to (i) that certain Senior Secured Term Loan Facility Agreement dated as of February 15, 2013 by and among Ocwen Loan Servicing, LLC, a Delaware limited liability corporation (the “Borrower”), Ocwen Financial Corporation, a Florida corporation (the “Parent”), certain subsidiaries of the Parent (the “Subsidiary Guarantors”), the Lenders party thereto, Barclays Bank PLC, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”) (as amended from time to time, the “Credit Agreement”) and (ii) the Pledge and Security Agreement, dated as of February 15, 2013, among the Borrower, the Parent, the Subsidiary Guarantors and the Collateral Agent (as amended from time to time, the “Security Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

RECITALS

The Borrower has requested that the Required Lenders and the Administrative Agent agree to amend certain provisions of the Credit Agreement and the Security Agreement, in accordance with the requirements of Section 10.05 of the Credit Agreement, and the Required Lenders and the Administrative Agent are willing to so agree subject to the terms and conditions contained in this Amendment.

Subject to the terms and conditions set forth herein, on the Effective Date (as defined below), each Lender delivering an executed signature page to this Amendment to the Administrative Agent at or prior to 12:00 p.m., New York City time, on September 20, 2013 (each a “Consenting Lender”) has consented to this Amendment and the amendments set forth herein.

Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Required Lenders and the Administrative Agent hereby agree as follows:

1.	Amendments to the Credit Agreement.

(a)     Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means September 23, 2013.

“Specified Whole Loan Value” means the amount (a) reflected under “loans held for sale, at fair value” on the Consolidated balance sheet of Parent and its Subsidiaries on a consolidated basis in conformity with GAAP as at the end of the most recent fiscal quarter for which financial statements have been required to be delivered pursuant to Section 5.01(b) or (c) less (b) the aggregate outstanding amount of Indebtedness under any repurchase agreement or other financing agreement that is secured by such loans.”

(b)     The definition of “Consolidated Tangible Net Worth” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“‘Consolidated Tangible Net Worth’ of any Person means, at any date, the excess of such Person’s total assets over its total liabilities determined on a consolidated basis in accordance with GAAP, excluding (a) goodwill and (b) other intangibles; provided that in calculating the total assets for purposes of this definition, (i) total assets shall include Specified Deferred Servicing Fees and (ii) the value of MSRs included in total assets shall be equal to the Specified MSR Value of all such MSRs.”

(c)     The definition of “Consolidated Working Capital Adjustment” in Section 1.01 of the Credit Agreement is hereby amended by adding “or any Asset Sale” after the first instance of “any Permitted Acquisition” in the second sentence of such definition.

(d)     The definition of “LTV Ratio” in Section 1.01 of the Credit Agreement is hereby amended by adding the following language to the end of the end of the first sentence of such definition:

“, plus (F) Specified Whole Loan Value”.

(e)     Section 2.11(c) of the Credit Agreement is hereby amended by replacing the words “one year anniversary of the Closing Date” with “the date that is eighteen months after the Closing Date”.

(f)     Section 2.22(a) of the Credit Agreement is hereby amended by (i) replacing the reference to “0.25x” in clause (y) of such Section with “0.50x” and (ii) replacing the parenthetical in such clause (y) with “(i.e., if the required ratio in Section 6.07(b) is 4.00 to 1.0 the requirement to incur Indebtedness under this clause (y) shall be 3.50 to 1.0)”.

(g)     Section 6.01(o) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(o)    Junior Indebtedness of Parent or its Subsidiaries; provided that (i) no Default or Event of Default shall exist before or after giving effect to the incurrence of such Indebtedness and (ii) (x) the Corporate Leverage Ratio of the Parent and its Subsidiaries shall not exceed 4.00 to 1.00 and (y) the Parent and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.07, in each case, on a pro forma basis after giving effect to the incurrence of such Indebtedness and any Permitted Acquisitions consummated with the proceeds of such Indebtedness (calculated in accordance with Section 6.07(e)) as of the last day of the Fiscal Quarter most recently ended for which financial statements are available;”.

(h)     Section 6.04 of the Credit Agreement is hereby amended by:

(i) deleting “and” before clause (c) of such Section and replacing it with a comma,

(ii) replacing clause (c) in its entirety with “(c) Parent may make Restricted Junior Payments; provided that in the case of this clause (c) both immediately prior to and after giving effect thereto (i) no Default shall exist or result therefrom, (ii) the Borrower shall be in compliance with the financial covenant set forth in Section 6.07(b) for the most recent Fiscal Quarter for which financial statements have been delivered to the Lenders pursuant to Section 5.01(b) or (c), calculated on a pro forma basis after giving effect to such Restricted Payment as of the last day of the Fiscal Quarter most recently ended and (iii) the aggregate amount of Restricted Junior Payments made pursuant to this Section 6.04(c) shall not exceed the sum of (1) the Available Amount plus (2) the aggregate amount of Net Cash Proceeds of equity contributions to, or the sale of equity by, Parent received from and after the Closing Date, in each case that is Not Otherwise Applied”, and

(iii) adding the following language at the end of such Section: “(d) Parent may repurchase at any time its Series A Perpetual Convertible Preferred stock outstanding on the Amendment No. 1 Effective Date (including purchases of common stock that has been converted from such Series A Perpetual Convertible Preferred stock, which purchases shall not reduce the amount of common stock permitted to be purchased under clause (e) below); provided that in the case of this clause (d) both immediately prior to and after giving effect thereto (i) no Default shall exist or result therefrom and (ii) Parent and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.07 on a pro forma basis and (e) Parent may repurchase up to $1,500,000,000 of its common stock; provided that in the case of this clause (e) both immediately prior to and after giving effect thereto (i) no Default shall exist or result therefrom and (ii) Parent and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.07 on a pro forma basis”; and

(i)     Section 6.06 of the Credit Agreement is hereby amended by replacing “2.00 to 1.00” in clauses (e) and (j) thereof with “the level set forth in Section 6.07(b) for the most recent Fiscal Quarter for which financial statements have been delivered to the Lenders pursuant to Section 5.01(b) or (c)”.

(j)     Section 6.07(b) of the Credit Agreement is hereby amended by deleting the table in such Section and replacing it with the following:

Fiscal Quarter	Corporate Leverage Ratio
June 30, 2013	2.50 to 1.00
September 30, 2013	4.00 to 1.00
December 31, 2013	3.75 to 1.00
March 31, 2014	3.50 to 1.00
June 30, 2014	3.25 to 1.00
September 30, 2014 and thereafter	3.00 to 1.00

(k)     Section 6.07(c) of the Credit Agreement is hereby amended by deleting the table in such Section and replacing it with the following:

Fiscal Quarter	Consolidated Total Debt to Consolidated Tangible Net Worth
June 30, 2013	5.75 to 1.00
September 30, 2013	7.50 to 1.00
December 31, 2013	7.50 to 1.00
March 31, 2014	7.50 to 1.00
June 30, 2014	7.50 to 1.00
September 30, 2014	7.50 to 1.00
December 31, 2014	7.50 to 1.00
March 31, 2015	7.00 to 1.00
June 30, 2015	6.00 to 1.00
September 30, 2015	5.00 to 1.00
December 31, 2015	4.50 to 1.00
March 31, 2016	4.00 to 1.00
June 30, 2016	4.00 to 1.00
September 30, 2016 and thereafter	3.50 to 1.00

(l)     Section 6.07(d) of the Credit Agreement is hereby amended by deleting the table in such Section and replacing it with the following:

Fiscal Quarter	LTV Ratio
June 30, 2013	65%
September 30, 2013	65%
December 31, 2013	65%
March 31, 2014	65%
June 30, 2014	60%
September 30, 2014	60%
December 31, 2014	55%
March 31, 2015	55%
June 30, 2015	50%
September 30, 2015	50%
December 31, 2015	40%
March 31, 2016	40%
June 30, 2016	40%
September 30, 2016	40%
December 31, 2016	30%
March 31, 2017	30%
June 30, 2017	30%
September 30, 2017	30%
December 31, 2017 and thereafter	25%

2.     Amendments to the Security Agreement.

(a)     Section 4.2 of the Security Agreement is hereby amended to replace the references of “$500,000” and “$1,000,000” in such Section to “$1,000,000” and “$5,000,000”, respectively.

(b)     Sections 5.2(a)(4) and (5) of the Security Agreement are hereby amended in their entirety to read as follows:

“(4) Securities Accounts included in the Collateral other than any Securities Accounts holding assets with a market value of less than $1,000,000 individually or $5,000,000 in the aggregate, (5) Deposit Accounts included in the Collateral other than any Deposit Accounts holding less than $1,000,000 individually or $5,000,000 in the aggregate”.

(c)     Schedules 5.2(I)(G), (H) and (I) to the Security Agreement are hereby replaced with Schedules 5.2(I)(G), (H) and (I) attached hereto as Annex I.

3.     Conditions. Sections 1 and 2 of this Amendment shall become effective as of the date (the “Effective Date”) when, and only when:

(a)     the Administrative Agent (or its counsel) shall have received from the Required Lenders, the Borrower and the Loan Parties either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or pdf transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment;

(b)     the Administrative Agent shall have received a certificate of an Authorized Officer of the Parent certifying that immediately before and after giving effect to this Amendment (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties (x) of each Loan Party set forth in the Loan Documents and (y) in Section 4 of this Amendment, in each case, are true and correct in all material respects as of the Effective Date (or in the case of Section 4.24 of the Credit Agreement with respect to Schedules 1.01(e)(A) and 1.01(e)(B), as of the date of the most recent delivery prior to the Effective Date of updated Schedules 1.01(e)(A) and 1.01(e)(B) pursuant to Section 5.01(m) of the Credit Agreement); it being understood that, to the extent that any such representation and warranty specifically refers to an earlier date, it shall be true and correct in all material respects as of such earlier date and any such representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein); and

(c)     the Borrower shall have paid to the Administrative Agent (x) all fees in the amounts previously agreed in writing and in accordance with Section 6 below to be paid on the Effective Date, (y) all costs and expenses of the Administrative Agent (including, without limitation the fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) and (z) for the ratable account of each Consenting Lender, an amount equal to 0.05% of the outstanding principal amount of such Lender’s Loans on the Effective Date.

The effectiveness of this Amendment (other than Sections 7, 8 and 9 hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section 4 hereof.

4.     Representations and Warranties. In order to induce the Lenders party hereto to enter into this Amendment, the Parent and each other Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)     This Amendment has been duly authorized, executed and delivered by the Loan Parties and constitutes the legal, valid and binding obligations of each of the Loan Parties enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)     On and as of the Effective Date (before and after giving effect to this Amendment), each of the representations and warranties made by the Parent and any other Loan Party contained in Article IV of the Credit Agreement and each other Loan Document is true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects on and as of the Effective Date (before and after giving effect to this Amendment), as if made on and as of such date and except to the extent that such representations and warranties specifically relate to an earlier date); and

(c)    No Default or Event of Default has occurred and is continuing.

5.     Credit Agreement. The Credit Agreement and the other Loan Documents shall in all other respects remain in full force and effect, and no amendment, consent, waiver, or other modification herein in respect of any term or condition of any Loan Document shall be deemed to be an amendment, consent, waiver, or other modification in respect of any other term or condition of any Loan Document. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents.

6.     Fees and Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP), if any, in accordance with the terms of Section 10.02 of the Credit Agreement.

7.     Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

8.     Loan Document. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

9.     Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

10.   Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

11.   Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BARCLAYS BANK PLC,
as Administrative Agent and the Collateral Agent

By:	/s/ Alicia Borys
Name: Alicia Borys
Title: Vice President

Ocwen Amendment

ACKNOWLEDGED AND AGREED TO BY:

OCWEN LOAN SERVICING, LLC, as Borrower

	By:	/s/ Nikhil Malik
		Name:	Nikhil Malik
		Title:	Treasurer

OCWEN FINANCIAL CORPORATION, as Parent

	By:	/s/ John V. Britti
		Name:	John V. Britti
		Title:	Executive Vice President and Chief
Financial Officer

SUBSIDIARY GUARANTORS:

OCWEN MORTGAGE SERVICING, INC.

	By:	/s/ Nikhil Malik
		Name:	Nikhil Malik
		Title:	Chief Financial Officer

HOMEWARD RESIDENTIAL HOLDINGS, INC.

	By:	/s/ John V. Britti
		Name:	John V. Britti
		Title:	Executive Vice President and Chief
Financial Officer

HOMEWARD RESIDENTIAL, INC.

	By:	/s/ John V. Britti
		Name:	John V. Britti
		Title:	Chief Financial Officer

Ocwen Amendment